Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Compass EMP Trust, does hereby certify, to such officer’s knowledge, that the report on Form N-CSR of the Compass EMP Trust for the period ended December 31, 2014 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of  Compass EMP Trust for the stated period.

/s/ Stephen M. Hammers Stephen M. Hammers President, Compass EMP Trust	/s/ Robert W. Walker Robert W. Walker Treasurer, Compass EMP Trust
Dated: March 10, 2015	Dated: March 10, 2015

This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by Compass EMP Trust for purposes of Section 18 of the Securities Exchange Act of 1934.